UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 19, 2013 (February 27, 2013)

WESTERN GAS EQUITY PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35753	46-0967367
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 Lake Robbins Drive

The Woodlands, Texas 77380-1046

(Address of principal executive offices) (Zip Code)

(832) 636-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On March 5, 2013, Western Gas Equity Partners, LP (“WGP”) filed a Current Report on Form 8-K (the “Initial Report”) to report, among other things, the closing of the acquisition by Western Gas Partners, LP (“WES”) on March 1, 2013, of a 33.75% interest in both the Liberty and Rome gas gathering systems from Anadarko Marcellus Midstream, L.L.C., a wholly owned subsidiary of Anadarko Petroleum Corporation. The interest acquired is referred to as the “Non-Operated Marcellus Interest” and the acquisition as the “Non-Operated Marcellus Interest acquisition.”

The consideration paid by WES for the Non-Operated Marcellus Interest consisted of $465.5 million in cash and 449,129 common units of WES. WES funded the cash consideration through $250.0 million in borrowings under its revolving credit facility and $215.5 million of cash on hand. WGP has no independent operations or material assets other than its partnership interests in WES; the consolidated financial results of WES are included in WGP’s consolidated financial statements due to WGP’s 100% ownership interest in and the control of the general partner of WES.

This Current Report on Form 8-K/A (the “Amendment”) amends and supplements the Initial Report to include the financial statements of the Non-Operated Marcellus Interest and the unaudited pro forma financial statements of WGP required by Items 9.01(a) and 9.01(b) of Form 8-K, and to include exhibits under Item 9.01(d) of Form 8-K. No other modifications to the Initial Report are being made by this Amendment.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

Financial Statements of the Non-Operated Marcellus Interest as of and for the year ended December 31, 2012, a copy of which is included as Exhibit 99.1 to this Current Report on Form 8-K/A, incorporated herein by reference.

(b)	Pro Forma Financial Information

Unaudited Pro Forma Condensed Consolidated Financial Statements of WGP as of and for the year ended December 31, 2012, a copy of which is included as Exhibit 99.2 to this Current Report on Form 8-K/A, incorporated herein by reference.

(d)	Exhibits

23.1	Consent of KPMG LLP.

99.1	Financial Statements of the Non-Operated Marcellus Interest as of and for the year ended December 31, 2012.

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements of WGP as of and for the year ended December 31, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN GAS EQUITY PARTNERS, LP

	By:	Western Gas Equity Holdings, LLC, its general partner

Date: April 19, 2013	By:	/s/ Benjamin M. Fink
Benjamin M. Fink
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Exhibit Title

23.1	Consent of KPMG LLP.

99.1	Financial Statements of the Non-Operated Marcellus Interest as of and for the year ended December 31, 2012.

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements of WGP as of and for the year ended December 31, 2012.

4